UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

MACQUARIE ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SPECIMEN

Be the vote that counts

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

MACQUARIE ETFS

September 10, 2025 Special Meeting

Vote Shares by September 9, 2025

Learn Before You Vote

Proxy Statement →

Ways to Vote

ProxyVote	800.454.8683	Attend the Meeting

Important Information For holders as of July 3, 2025
Account Number: 3456789012345678901 Control Number: 0123456789012345	CUSIP: 555927201

FUND PROXY FACT SHEET FOR:
MACQUARIE ETFS
JOINT SPECIAL MEETING IMPORTANT DATES		JOINT SPECIAL MEETING LOCATION
Record Date	JULY 3, 2025	MEETING TO BE HELD VIA LIVE WEBSTREAM see page 4
Mail Date	JULY 11, 2025
Meeting Date	SEPTEMBER 10, 2025 @ 12:00 PM (EASTERN TIME)
ADDITIONAL INFORMATION		CONTACT INFORMATION
Tickers	SEE PAGE 5	Inbound Line	1-800-431-9645
CUSIPs	SEE PAGE 5	Website	https://etf.macquarie.com/

What are Shareholders being asked to vote on?

1.	To approve a new investment advisory agreement for each Fund.

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

What are shareholders being asked to approve?

Shareholders are being asked to approve a new investment advisory agreement (“New Investment Advisory Agreement”) for the Fund(s).

The proposal will not result in changes to any Fund’s contractual management fee rate or investment objective, strategy, risks or restrictions and Delaware Management Company (“DMC”) will continue to serve as the Fund’s investment adviser.

What is happening?

On April 21, 2025, Nomura Holding America Inc. (together with its parent company, Nomura Holdings, Inc. (“Nomura”) and Macquarie Group Limited (“Macquarie”) announced that they had entered into a definitive stock purchase agreement (the “Purchase Agreement”) pursuant to which Nomura agreed to acquire the equity interests of Macquarie’s US and European public investments business, which includes DMC, the Funds’ investment adviser, for approximately $1.8 billion, subject to certain adjustments (the “Transaction”).

Why are shareholders being asked to approve the New Investment Advisory Agreement?

Upon the closing of the Transaction, each Fund’s Current Investment Advisory Agreement with DMC and its current investment sub-advisory agreement with its sub-adviser, as applicable, will automatically terminate in accordance with its terms and applicable regulations.

To preserve continuity of investment advisory services to your Fund, your Fund’s Board has recommended that you approve the proposed New Investment Advisory Agreement between your Fund(s) and DMC.

For Internal Distribution Only	Page 1

How will the Transaction affect shareholders?

Your investment in a Fund will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. DMC will continue to serve as investment adviser to the Funds.

Does the proposed New Investment Advisory Agreement with DMC differ from the Current Investment Advisory Agreement with DMC?

The proposed New Investment Advisory Agreement with DMC for the Funds is identical to the Funds’ Current Investment Advisory Agreement with DMC, except for its effective date and two-year initial term.

The services that the Funds will receive under the New Investment Advisory Agreement are expected to be the same as those provided under the Current Investment Advisory Agreement.

Will approval of the New Investment Advisory Agreement result in any change to a Fund’s investment objective or investment strategy?

The proposed New Investment Advisory Agreements will not result in any changes to any Fund’s investment objective(s) or investment strategy because of the Transaction.

Will the contractual management fee rates increase for my Fund(s)?

No. The advisory fee schedule under each proposed New Investment Advisory Agreement with DMC is the same as the advisory fee schedule under each Current Investment Advisory Agreement with DMC.

Will consummation of the Transaction result in a name change?

If the Transaction is consummated, Macquarie ETF Trust will be renamed Nomura ETF Trust and the name of your Fund(s) will change. The reference to “Macquarie” in your Fund name will be replaced with “Nomura”.

Who is Nomura?

Nomura is a global financial services group with an integrated global network. By connecting markets East and West, Nomura services the needs of individuals, institutions, corporations and governments through four business divisions: Wealth Management, Investment Management, Wholesale (Global Markets and Investment Banking) and Banking.

Founded in 1925, the firm is built on a tradition of disciplined entrepreneurship, serving clients with creative solutions and considered thought leadership. Nomura established its first US office in New York in 1927.

When is the Transaction expected to close?

The Transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close (the “Closing”) on or about October 31, 2025.

Will the Transaction be completed if the Proposal is not approved?

Provided all other conditions of the Transaction are met, the Closing may take place even if shareholders of a Fund do not approve the Proposal. If this should happen, the Board of such Fund would consider what additional actions to take, which could include continuing to solicit approval of the Proposal.

For Internal Distribution Only	Page 2

In addition, the Board of each Fund approved interim investment advisory agreements to permit continuity of management while solicitation continues. The terms of the interim investment advisory agreements are identical to those of the corresponding current investment advisory agreements except for their date, duration and escrow provisions required by applicable law.

Will the Proposal be implemented if the Transaction is not consummated?

No. If the Transaction is not consummated, the Proposal will not be implemented, even if the Proposal is approved by Fund shareholders. This means that if the Transaction is not consummated, the New Investment Advisory Agreement will not take effect for any Fund.

Is my Fund paying for the Transaction or the proxy solicitation?

No. The Funds will not bear any portion of the costs associated with the Transaction. All costs associated with the Joint Proxy Statement and the special shareholder meeting, including any such costs, fees and expenses in connection with the preparation, filing, printing and mailing of notices, proxy solicitation materials and other communication (including the costs, fees and expenses of any proxy solicitors) will be borne by Macquarie and Nomura.

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

For Internal Distribution Only	Page 3

INFORMATION ABOUT PARTICIPATING IN THE MEETING

The Meeting will be conducted exclusively via live webstream. Any shareholder wishing to participate in the Meeting virtually can do so.

registered

•	If you were a record holder of Fund shares as of the Record Date, please send an email to the proxy solicitor, EQ Fund Solutions (“EQ”), at attendameeting@equiniti.com no later than 1:00 p.m. (Eastern Time) on September 9, 2025 to register.

o	Please include the Fund’s name in the subject line and provide your name and address in the body of the email.

o	EQ will then email you the credentials to the live webstream and instructions for voting during the Meeting.

beneficial

•	If you held your Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equinti.com no later than 1:00 p.m. (Eastern Time) on September 9, 2025 to register.

o	Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary.

o	Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address.

o	You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at attendameeting@equiniti.com and put “Legal Proxy” in the subject line.

o	EQ will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting.

Proxy Materials Are Available Online At:

https://vote.proxyonline.com/macquarie/docs/etf2025.pdf

EQ Fund Solutions is identified in the Joint Proxy Statement as the proxy solicitor for the Funds.

For Internal Distribution Only	Page 4

TRUST	FUND NAME	TICKER	CUSIP
Macquarie ETF Trust	Macquarie Energy Transition ETF	PWER	555927201
Macquarie ETF Trust	Macquarie Focused Emerging Markets Equity ETF	EMEQ	555927508
Macquarie ETF Trust	Macquarie Focused International Core ETF	EXUS	555927607
Macquarie ETF Trust	Macquarie Focused Large Growth ETF	LRGG	555927409
Macquarie ETF Trust	Macquarie Global Listed Infrastructure ETF	BILD	555927102
Macquarie ETF Trust	Macquarie National High-Yield Municipal Bond ETF	HTAX	555927870
Macquarie ETF Trust	Macquarie Tax-Free USA Short Term ETF	STAX	555927300

For Internal Distribution Only	Page 5

MACQUARIE

Update on Nomura transaction: Proxy materials

Beginning on or about the week of July 14, 2025, in connection with the proposed acquisition[1] by Nomura of the US and European public investments business of Macquarie Asset Management, shareholders[2] in the Macquarie Funds, which includes the retail Macquarie Funds and the Macquarie variable insurance product funds (collectively, the "Funds"), will receive a communication regarding an upcoming proxy vote in which they will be asked to participate. The proxy statement includes one proposal:

The communication will include an overview of the item on which the shareholders are being asked to vote, as well as the materials to use when voting by mail, telephone, or through the internet. If we do not hear from shareholders regarding their vote they may be contacted by our proxy solicitor, EQ Fund Solutions.

A special meeting of shareholders of the Funds is scheduled to be held on September 10, 2025.

The proxy statement and FAQ can be accessed below:
Macquarie Funds Proxy Statement
FAQ

Please contact me if you have any questions.

1. Macquarie Group announcement
2. As of the record date, July 3, 2025.

IMPORTANT DISCLOSURE:

Investing involves risk, including the possible loss of principal.

Past performance does not guarantee future results.

The information in this document is not, and should not be construed as, an advertisement, an invitation, an offer, a solicitation of an offer or a recommendation to participate in any investment strategy or take any other action, including to buy or sell any product or security or offer any banking or financial service or facility in any jurisdiction where it would be unlawful to do so. This document has been prepared without taking into account any person's objectives, financial situation or needs.

Recipients should not construe the contents of this document as financial, investment or other advice. It should not be relied on in making any investment decision.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities and multi-asset solutions. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. Investment advisory services are provided to the Macquarie Funds by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. The Macquarie Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of MIMBT.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this material is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

All third-party marks cited are the property of their respective owners.

© 2025 Macquarie Group Limited

[4650297] 7/2025

Important information | Privacy Policy | Unsubscribe

MACQUARIE

Update on Nomura transaction: Proxy materials

Beginning on or about the week of July 14, 2025, in connection with the proposed acquisition[1] by Nomura of the US and European public investments business of Macquarie Asset Management, shareholders[2] in the Macquarie Funds (which includes the retail Macquarie Funds and the Macquarie variable insurance product funds), Macquarie ETFs, and Optimum Funds (collectively, the "Funds") will receive a communication regarding an upcoming proxy vote in which they will be asked to participate. The proxy statement includes one proposal:

The communication will include an overview of the item on which the shareholders are being asked to vote as well as the materials to use when voting by mail, telephone, or through the internet. If we do not hear from shareholders regarding their vote they may be contacted by our proxy solicitor, EQ Fund Solutions.

Special meetings of shareholders of the Macquarie Funds, Macquarie ETFs, and Optimum Funds are scheduled to be held on September 10, 2025.

The proxy statement(s) and frequently asked questions can be viewed online at:
Macquarie Funds Proxy Statement
Macquarie ETFs Proxy Statement
Optimum Funds Proxy Statement
FAQ

If you have specific questions, please call your sales representative at 877 693-3546.

1. Macquarie Group announcement
2. As of the record date, July 3, 2025.

IMPORTANT DISCLOSURE:

Investing involves risk, including the possible loss of principal.
Past performance does not guarantee future results.

The information in this document is not, and should not be construed as, an advertisement, an invitation, an offer, a solicitation of an offer or a recommendation to participate in any investment strategy or take any other action, including to buy or sell any product or security or offer any banking or financial service or facility in any jurisdiction where it would be unlawful to do so. This document has been prepared without taking into account any person's objectives, financial situation or needs.

Recipients should not construe the contents of this document as financial, investment or other advice. It should not be relied on in making any investment decision.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities and multi-asset solutions. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. Investment advisory services are provided to the Macquarie Funds by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. The Macquarie Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of MIMBT.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this material is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

All third-party marks cited are the property of their respective owners.

© 2025 Macquarie Group Limited

[4650297] 7/2025

Important information | Privacy Policy | Unsubscribe

Macquarie to divest public investments business in US and Europe to Nomura

Frequently asked questions

July 17, 2025

What is happening?

As previously communicated in April 2025, Macquarie Group Limited announced it had entered into an agreement for Nomura to acquire Macquarie Asset Management's (MAM) US and European public investments business, comprising equities, fixed income, and multi-asset. Nomura will acquire the business, including all relevant assets, teams, offices and operating platform, ensuring continuity for clients.

At special meetings held in June 2025, the Macquarie Funds Board, Macquarie ETF Board, and Optimum Funds Board approved and recommended shareholders approve a new investment advisory agreement for each fund that, pending shareholder approval, would go into effect at the closing of the transaction. In addition, the applicable Boards also approved changes to certain fund names in which "Macquarie" would be replaced with "Nomura," effective at the closing of the transaction. Supplements with this information along with the anticipated fund names were filed with the SEC on June 12 for the Macquarie ETF Trust and June 18 for the Macquarie Funds and Optimum Funds. The new fund names are provided in Appendix A.

In mid to late July, shareholders will receive proxy materials asking for their vote on matters relevant to their investment. Information regarding the proxy solicitation process can be found on pages 3-5 of this document.

The transaction is subject to customary closing conditions and is expected to close on or about October 31, 2025.

We recognize that there is a lot of information for you and your clients to absorb and digest as part of this change. Our goal is to keep you informed throughout this period. Over the coming months, we will work to ensure a smooth transition, while remaining focused on continuing to serve the interests of our clients. Your MAM colleagues are here to support you with guidance and information along the way. In the meantime, we have provided frequently asked questions on the following pages.

This FAQ document is not a solicitation of any proxy. When it is available, please read the proxy statement carefully because it will contain important information regarding the proposed new advisory agreement and the transaction. The proxy statement will be available for free on the SEC's website (www.sec.gov).

For financial professional use only. Not for use with the public. | © 2025 Macquarie Management 1

Q&A – General benefits and impact

Q1. What are the benefits of the transaction between Nomura and Macquarie?

We believe that Nomura will be a great home for our business and a strong strategic parent as it takes the public investments business into its next phase of expansion. Nomura has deep asset management roots and clear ambitions to grow.

Nomura views asset management as a key strategic growth priority, with an ambition to build a scaled global asset management business. Our products will be the cornerstone of these plans and Nomura has expressed its commitment to build upon that strong foundation.

Nomura's strategy will include investments to grow the fund's distribution platform and develop new product capabilities. A key priority will be scaling the existing exchange-traded fund (ETF) business established last year, drawing upon Nomura's experience as the largest ETF provider in Japan. We believe our strengths are highly complementary, and combining our capabilities and expertise will help us achieve our goal of delivering exceptional value to our collective clients.

Q2. Will there be additional fund reorganizations due to the transaction with Nomura?

There are no anticipated additional Macquarie Fund reorganizations as a result of the transaction.

Q3. Will there be any changes to shareholders' investments, including the funds' investment strategies and policies?

Shareholders' investments in the funds will not change as a result of the transaction. Shareholders will still own the same fund shares, and the underlying value of those shares will not change as a result of the transaction. The funds' investment objectives, policies, and strategies will not change.

Q4. What will the impact be to personnel, including portfolio managers and sales teams?

As part of the transaction, Nomura is taking more than 700 personnel who support the public markets business.

The portfolio managers for the funds, except for certain US leveraged credit funds,[1] are expected to continue in those roles following the closing of the transaction. For the US leveraged credit funds, certain investment professionals will remain Macquarie employees after closing and will no longer support these funds. For Macquarie Floating Rate Fund, however, these Macquarie employees are expected to support the Fund through a new sub-advisory arrangement.

In addition, a limited number of other investment professionals who provide services related to the funds' use of the Macquarie global equity and global fixed income investment platforms and who are employees of a current Macquarie affiliated sub-adviser will remain Macquarie employees after the closing and will no longer support the applicable funds while others will ultimately continue to provide these same investment services after the closing as Nomura employees through participating affiliate arrangements. The sale of Macquarie's public markets business to Nomura is not expected to impact our sales team.

Q5. What back-office functions will be impacted? Will there be a change to the client service center, transfer agent, etc.?

We are planning a seamless transition as we move from Macquarie to Nomura. For the mutual funds and VIPs, BNY Mellon will continue as the Custodian and Fund Accountant, and will continue providing sub-transfer agency services. The Transfer Agent will continue as DIFSC. For the ETFs, JP Morgan Chase will continue as the Custodian, Fund Accountant, and Transfer Agent. Therefore, there are no anticipated changes to back-office contact information as a result of the transaction.

[1] Macquarie Global Bond Fund, Macquarie High Income Fund, Macquarie VIP High Income Series, Macquarie Strategic Income Fund, and Macquarie Floating Rate Fund

For financial professional use only. Not for use with the public. | © 2025 Macquarie Management 2

Q6. What will the transaction's impact be on the funds' capital gains?

The sale of Macquarie's US and European public markets business to Nomura is not expected to create a taxable event nor impact capital gains distributed by the funds. Capital gains generated by the funds, if any, will be paid out per the normal course of business as required.

Q7. Will there be a blackout period for trading?

There will not be a blackout period in advance of the transition to Nomura.

Q8. What is happening to the Premier Models?

The Premier Models are included in the transaction to Nomura.

Q9. Will fund fees change as a result of the transaction?

It is important to note that the fund fees under the new advisory agreements will remain the same. The fee waivers and expense caps currently in effect will remain the same through their current contractual term.

Q&A – Proxy solicitation for the Macquarie Funds, Macquarie ETFs, and Optimum Funds

Q1. Why are shareholders being asked to vote?

The transition from Macquarie to Nomura will result in a change in control of the investment adviser, Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust. The closing of this transaction will result in the automatic termination of each fund's investment advisory agreement with DMC, and any sub-advisory agreement, as applicable.

Fund shareholders are being asked to vote to approve new investment advisory agreements that would go into effect at the closing of the transaction.

Q2. When can fund shareholders expect to receive proxy materials and solicitations?

Starting in mid-to-late July, shareholders of record as of July 3, 2025, will receive proxy statements, and each shareholder will be asked to approve new advisory contracts between each applicable fund and DMC.

Solicitation efforts via phone will not start until sufficient time has passed after proxy materials are sent in order to allow shareholders time to receive and review the materials. Shareholders who vote their shares during that time period will not be solicited by phone.

Q3. Which fund shareholders can expect to receive a proxy statement?

All shareholders of record as of July 3, 2025, in the Macquarie Funds, Macquarie ETF Trust Funds, and Optimum Funds will receive a proxy statement.

Q4. How can fund shareholders vote?

Shareholders will have three options for voting their shares:

1. Mail back their proxy cards in the postage-paid envelope provided.
2. Call the dedicated toll-free proxy voting lines of the proxy solicitor, EQ (refer to proxy ballot for applicable phone number). Shareholders will be required to provide the control number located on their proxy cards.
3. Visit the website on their proxy cards.

Once shareholders vote, they should not receive any further communications from the proxy solicitor regarding their vote on this matter.

For financial professional use only. Not for use with the public. | © 2025 Macquarie Management 3

Q5. What if fund shareholders have questions about the proposals and how to vote?

If shareholders have any questions about the proposals or how to vote, they may call EQ Fund Solutions (EQ) and a representative will assist them.

Macquarie Funds	(800) 659-6590
Macquarie VIP Funds	(800) 769-7666
Macquarie ETF Trust	(800) 431-9645
Optimum Funds	(800) 714-3312

Q6. How will fund shareholders be contacted to vote on their shares?

In addition to solicitations by mail, solicitations also may be made by telephone, email, text message, other electronic media, or personal contacts. Broker/dealer firms, custodians, nominees, and fiduciaries will be asked to forward proxy materials to the beneficial owners of the shares of record.

We expect solicitation efforts will primarily be made by mail, telephone, email, text message, or oral solicitations.

Unvoted shareholder accounts will also receive reminder communications.

Q7. How will fund shareholders who use eDelivery be notified?

Shareholder accounts set to receive materials via eDelivery can expect to receive materials via email. The funds do not have the ability to change instructions on how shareholders have elected to receive materials.

Q8. What are the benefits to shareholders of voting for new management contracts?

Approval of the new advisory contracts will provide:

- Continuity of the investment strategies and funds shareholders selected and will allow their fund's operations to continue uninterrupted after the transaction.
- An organization with greater scale and resources, broader distribution capabilities, and opportunities for organic growth.
- Initiatives such as developing new investment capabilities, scaling of the active ETF platform, and investing in analytics, will build upon the current strengths of the business, and will aim to position our strategies to continue delivering strong, long-term investment performance.

Q9. What will happen if a fund's shareholders do not approve new management contracts?

If a fund's shareholders do not approve a new management contract and the transaction closes, proxy solicitation for that fund will continue until shareholder approval is obtained. If this should happen, DMC will continue to provide advisory services for your fund for a period of up to 150 days following consummation of the transaction pursuant to an interim management agreement.

We are therefore asking shareholders of each fund to approve a new management agreement.

Q10. What is the expected client experience for fund shareholders?

We understand the frustration that comes from proxy actions and solicitations. As a result, we are working to minimize shareholder frustration as much as possible.

To that end, we will have:

- one proxy statement to contain details for all Macquarie Funds, both retail and the variable insurance product funds
- one proxy statement for all Macquarie ETFs
- one proxy statement for all Optimum Funds.

Each proxy statement will contain the information necessary for shareholders to vote on the proposal.

For financial professional use only. Not for use with the public. | © 2025 Macquarie Management 4

Q11. How will fund shareholders who hold multiple funds be treated (i.e. Household accounts)?

Shareholders who hold multiple Macquarie Funds or whose accounts are combined with a spouse or other adult living within the household should receive only one proxy statement, no matter how many funds are held across those accounts.

While each shareholder account with multiple fund investments may receive one proxy statement, the shareholder will receive a proxy card to register their vote for each fund in which they invest.

For example:

- John Smith invests in five Macquarie Funds. He can expect to receive one proxy statement and five proxy cards to register his vote.
- Jane Jones invests in three Macquarie Funds and one Macquarie ETF. She will receive two proxy statements and four proxy cards to vote.

Q12. What is the control number listed on each proxy statement?

The control number is a randomly generated and assigned number that the proxy solicitor uses to identify a shareholder during the proxy campaign. This is not the shareholder's actual account number and does not contain any personally identifying information.

Q&A – Rebrand

Q1. What is happening?

As part of the transaction, our business will adopt the name of our new parent company, Nomura. Likewise, our investment solutions will be renamed, replacing Macquarie with Nomura. All of our US investment solutions – including our mutual funds, VIPs, ETFs, SMAs, Premier Models, and collective investment trusts – will be included in the rebrand. In addition, certain corporate entity names, such as the SEC-registered investment adviser, Macquarie Investment Management Business Trust, will be rebranded "Nomura."

As we advance through the process, we will provide more information as it becomes available.

Q2. Why is this happening? Didn't the funds just go through a rebrand?

The prior brand consolidation project aimed to simplify the client experience and bring our investment expertise to the market under a single brand. It was an 18-month effort. The brand consolidation project was well underway and had passed several critical milestones prior to development of an executable transaction for the sale of the US and European public markets businesses.

Q3. When and how will the rebrand happen?

Shortly after the transaction closes, US and European investment solutions – including our mutual funds, VIPs, ETFs, SMAs, Premier Models, and collective investment trusts – will change their name from "Macquarie" to "Nomura." All quarterly collateral and client statements will reflect the new fund names.

Q4. Will there be any impact to the product lineup as a result of the rebrand?

No, the rebrand will only impact fund names, the name of the ETF complex, and certain corporate entity names. Additionally, all CUSIPs and ticker symbols will remain the same.

For financial professional use only. Not for use with the public. | © 2025 Macquarie Management 5

Appendix A: Fund name changes

Current name	New name
Macquarie Asset Strategy Fund	Nomura Asset Strategy Fund
Macquarie Balanced Fund	Nomura Balanced Fund
Macquarie Climate Solutions Fund	Nomura Climate Solutions Fund
Macquarie Core Equity Fund	Nomura Core Equity Fund
Macquarie Corporate Bond Fund	Nomura Corporate Bond Fund
Macquarie Diversified Income Fund	Nomura Diversified Income Fund
Macquarie Emerging Markets Debt Corporate Fund	Nomura Emerging Markets Debt Corporate Fund
Macquarie Emerging Markets Fund	Nomura Emerging Markets Fund
Macquarie Extended Duration Bond Fund	Nomura Extended Duration Bond Fund
Macquarie Floating Rate Fund	Nomura Floating Rate Fund
Macquarie Global Allocation Fund	Nomura Global Allocation Fund
Macquarie Global Bond Fund	Nomura Global Bond Fund
Macquarie Global Growth Fund	Nomura Global Growth Fund
Macquarie Global Listed Real Assets Fund	Nomura Global Listed Real Assets Fund
Macquarie Growth and Income Fund	Nomura Growth and Income Fund
Macquarie Healthcare Fund	Nomura Healthcare Fund
Macquarie High Income Fund	Nomura High Income Fund
Macquarie International Core Equity Fund	Nomura International Core Equity Fund
Macquarie Large Cap Growth Fund	Nomura Large Cap Growth Fund
Macquarie Limited-Term Diversified Income Fund	Nomura Limited-Term Diversified Income Fund
Macquarie Mid Cap Growth Fund	Nomura Mid Cap Growth Fund
Macquarie Mid Cap Income Opportunities Fund	Nomura Mid Cap Income Opportunities Fund
Macquarie Minnesota High-Yield Municipal Bond Fund	Nomura Minnesota High-Yield Municipal Bond Fund
Macquarie National High-Yield Municipal Bond Fund	Nomura National High-Yield Municipal Bond Fund
Macquarie Natural Resources Fund	Nomura Natural Resources Fund
Macquarie Opportunity Fund	Nomura Opportunity Fund
Macquarie Real Estate Securities Fund	Nomura Real Estate Securities Fund
Macquarie Science and Technology Fund	Nomura Science and Technology Fund
Macquarie Small Cap Core Fund	Nomura Small Cap Core Fund
Macquarie Small Cap Growth Fund	Nomura Small Cap Growth Fund
Macquarie Small Cap Value Fund	Nomura Small Cap Value Fund
Macquarie Smid Cap Core Fund	Nomura Smid Cap Core Fund
Macquarie Strategic Income Fund	Nomura Strategic Income Fund
Macquarie Systematic Emerging Markets Equity Fund	Nomura Systematic Emerging Markets Equity Fund
Macquarie Tax-Free California Fund	Nomura Tax-Free California Fund
Macquarie Tax-Free Colorado Fund	Nomura Tax-Free Colorado Fund
Macquarie Tax-Free Idaho Fund	Nomura Tax-Free Idaho Fund
Macquarie Tax-Free Minnesota Fund	Nomura Tax-Free Minnesota Fund
Macquarie Tax-Free New York Fund	Nomura Tax-Free New York Fund
Macquarie Tax-Free Oregon Fund	Nomura Tax-Free Oregon Fund
Macquarie Tax-Free Pennsylvania Fund	Nomura Tax-Free Pennsylvania Fund
Macquarie Tax-Free USA Fund	Nomura Tax-Free USA Fund
Macquarie Tax-Free USA Intermediate Fund	Nomura Tax-Free USA Intermediate Fund
Macquarie Ultrashort Fund	Nomura Ultrashort Fund
Macquarie Value Fund	Nomura Value Fund
Macquarie Wealth Builder Fund	Nomura Wealth Builder Fund
Macquarie VIP Asset Strategy Series	Nomura VIP Asset Strategy Series
Macquarie VIP Balanced Series	Nomura VIP Balanced Series
Macquarie VIP Core Equity Series	Nomura VIP Core Equity Series
Macquarie VIP Corporate Bond Series	Nomura VIP Corporate Bond Series
Macquarie VIP Emerging Markets Series	Nomura VIP Emerging Markets Series
Macquarie VIP Energy Series	Nomura VIP Energy Series
Macquarie VIP Fund for Income Series	Nomura VIP Fund for Income Series

For financial professional use only. Not for use with the public. | © 2025 Macquarie Management 6

Current name	New name
Macquarie VIP Global Growth Series	Nomura VIP Global Growth Series
Macquarie VIP Growth and Income Series	Nomura VIP Growth and Income Series
Macquarie VIP Growth Equity Series	Nomura VIP Growth Equity Series
Macquarie VIP Growth Series	Nomura VIP Growth Series
Macquarie VIP High Income Series	Nomura VIP High Income Series
Macquarie VIP International Core Equity Series	Nomura VIP International Core Equity Series
Macquarie VIP Investment Grade Series	Nomura VIP Investment Grade Series
Macquarie VIP Limited Duration Bond Series	Nomura VIP Limited Duration Bond Series
Macquarie VIP Limited-Term Bond Series	Nomura VIP Limited-Term Bond Series
Macquarie VIP Mid Cap Growth Series	Nomura VIP Mid Cap Growth Series
Macquarie VIP Natural Resources Series	Nomura VIP Natural Resources Series
Macquarie VIP Opportunity Series	Nomura VIP Opportunity Series
Macquarie VIP Pathfinder Aggressive Series	Nomura VIP Pathfinder Aggressive Series
Macquarie VIP Pathfinder Conservative Series	Nomura VIP Pathfinder Conservative Series
Macquarie VIP Pathfinder Moderate Series	Nomura VIP Pathfinder Moderate Series
Macquarie VIP Pathfinder Moderately Aggressive Series	Nomura VIP Pathfinder Moderately Aggressive Series
Macquarie VIP Pathfinder Moderately Conservative Series	Nomura VIP Pathfinder Moderately Conservative Series
Macquarie VIP Pathfinder Moderately Aggressive – Managed Volatility Series	Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series
Macquarie VIP Pathfinder Moderately Conservative – Managed Volatility Series	Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
Macquarie VIP Pathfinder Moderate – Managed Volatility Series	Nomura VIP Pathfinder Moderate – Managed Volatility Series
Macquarie VIP Science and Technology Series	Nomura VIP Science and Technology Series
Macquarie VIP Small Cap Growth Series	Nomura VIP Small Cap Growth Series
Macquarie VIP Small Cap Value Series	Nomura VIP Small Cap Value Series
Macquarie VIP Smid Cap Core Series	Nomura VIP Smid Cap Core Series
Macquarie VIP Total Return Series	Nomura VIP Total Return Series
Macquarie VIP Value Series	Nomura VIP Value Series
Macquarie ETF Trust	Nomura ETF Trust
Macquarie Global Listed Infrastructure ETF	Nomura Global Listed Infrastructure ETF
Macquarie Energy Transition ETF	Nomura Energy Transition ETF
Macquarie Tax-Free USA Short Term ETF	Nomura Tax-Free USA Short Term ETF
Macquarie Focused Large Growth ETF	Nomura Focused Large Growth ETF
Macquarie Focused Emerging Markets Equity ETF	Nomura Focused Emerging Markets Equity ETF
Macquarie National High-Yield Municipal Bond ETF	Nomura National High-Yield Municipal Bond ETF
Macquarie Focused International Core ETF	Nomura Focused International Core ETF
Macquarie Focused SMID Cap Core ETF	Nomura Focused SMID Cap Core ETF
Macquarie Tax-Free USA ETF	Nomura Tax-Free USA ETF
Macquarie Tax-Free USA Intermediate ETF	Nomura Tax-Free USA Intermediate ETF

For financial professional use only. Not for use with the public. | © 2025 Macquarie Management 7

IMPORTANT DISCLOSURE:

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

The information in this document is not, and should not be construed as, an advertisement, an invitation, an offer, a solicitation of an offer or a recommendation to participate in any investment strategy or take any other action, including to buy or sell any product or security or offer any banking or financial service or facility in any jurisdiction where it would be unlawful to do so. This document has been prepared without taking into account any person's objectives, financial situation or needs.

Recipients should not construe the contents of this document as financial, investment or other advice. It should not be relied on in making any investment decision.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities and multi-asset solutions. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. Investment advisory services are provided to the Macquarie Funds by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. The Macquarie Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of MIMBT.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

All third-party marks cited are the property of their respective owners.

© 2025 Macquarie Management Holdings Inc.

[4656876] 07/2025

For financial professional use only. Not for use with the public. | © 2025 Macquarie Management 8

Macquarie ETF Trust

Level 1 Answering Machine Message

Hello.

I am calling regarding your investment with Macquarie ETFs.

The Joint Special Meeting of Shareholders is scheduled to take place on September 10, 2025. All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-431-9645 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

Macquarie ETFs Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIALS)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the Macquarie ETFs. I wanted to confirm that you have received the proxy materials for the Joint Special Meeting of Shareholders scheduled to take place on September 10, 2025.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone.

Your Board of Trustees is recommending a vote “In Favor” of the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda with you and record your vote by phone. However, your Board of Trustees is recommending a vote “In Favor” of the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Macquarie ETFs, Macquarie Funds, and/or Optimum Funds before those meetings take place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of your vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed on the confirmation. [NAME OF SHAREHOLDER] ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 07-15-2025